Exhibit 99.2 American Financial Group, Inc. Investor Supplement - Fourth Quarter 2021 February 9, 2022 American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

## American Financial Group, Inc.
**Table of Contents - Investor Supplement - Fourth Quarter 2021**

| Section | Page |
|---|---|
| Table of Contents - Investor Supplement - Fourth Quarter 2021 | 2 |
| Financial Highlights | 3 |
| Summary of Earnings | 4 |
| Earnings Per Share Summary | 5 |
| **Property and Casualty Insurance Segment** | |
| Property and Casualty Insurance - Summary Underwriting Results (GAAP) | 6 |
| Specialty - Underwriting Results (GAAP) | 7 |
| Property and Transportation - Underwriting Results (GAAP) | 8 |
| Specialty Casualty - Underwriting Results (GAAP) | 9 |
| Specialty Financial - Underwriting Results (GAAP) | 10 |
| Other Specialty - Underwriting Results (GAAP) | 11 |
| **Annuity Segment** | |
| Discontinued Annuity Operations | 12 |
| **Consolidated Balance Sheet / Book Value / Debt** | |
| Consolidated Balance Sheet | 13 |
| Book Value Per Share and Price / Book Summary | 14 |
| Capitalization | 15 |
| Additional Supplemental Information | 16 |
| **Consolidated Investment Supplement** | |
| Total Cash and Investments | 17 |
| Net Investment Income From Continuing Operations | 18 |
| Alternative Investments - Continuing Operations | 19 |
| Fixed Maturities - By Security Type - AFG Consolidated | 20 |
| **Appendix** | |
| A. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2021 | 21 |
| B. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2020 | 22 |
| C. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2021 | 23 |
| D. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2020 | 24 |
| E. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2021 | 25 |
| F. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2020 | 26 |
| G. Real Estate-Related Investments 12/31/2021 | 27 |
| H. Real Estate-Related Investments 12/31/2020 | 28 |

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American Financial Group, Inc. Financial Highlights (in millions, except per share information) Three Months Ended Twelve Months Ended 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 12/31/21 12/30/20 Highlights Net earnings $ 355 $ 219 $ 1,002 $ 419 $ 6 92 $ 1,995 $ 732 Net earnings from continuing operations 355 219 240 267 2 65 1,081 325 Core net operating earnings 351 231 205 206 1 75 993 481 Total assets 28,939 29,942 28,780 74,197 73,710 28,939 73,710 Adjusted shareholders' equity (a) 4,876 5,062 5,396 5,695 5 ,493 4,876 5,493 Property and Casualty net written premiums 1,270 1,729 1,369 1,205 1 ,216 5,573 4,992 Per share data Diluted earnings per share $ 4.18 $ 2.56 $ 11.70 $ 4.84 $ 7 .93 $ 23.30 $ 8.20 Diluted earnings per share from continuing operations 4.18 2.56 2.81 3.08 3 .03 12.62 3.63 Core net operating earnings per share 4.12 2.71 2.39 2.38 2 .01 11.59 5.40 Adjusted book value per share (a) 57.42 59.70 63.70 66.89 6 3.61 57.42 63.61 Dividends per common share 6.5600 6.5000 14.5000 0.5000 2.5000 28.0600 3.8500 Financial ratios Annualized return on equity (b) 28.5% 16.6% 72.0% 29.9% 52.1% 37.5% 14.0% Annualized core operating return on equity (b) 28.1% 17.6% 14.7% 14.7% 13.2% 18.6% 9.2% Property and Casualty combined ratio - Specialty: Loss & LAE ratio 56.5% 62.4% 57.2% 56.8% 58.6% 58.4% 60.9% Underwriting expense ratio 24.2% 26.6% 30.7% 31.7% 27.6% 28.0% 30.4% Combined ratio - Specialty 80.7% 89.0% 87.9% 88.5% 86.2% 86.4% 91.3% (a) Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 14. (b) Excludes accumulated other comprehensive income. Page 3

American Financial Group, Inc. Summary of Earnings ($ in millions) Three Months Ended Twelve Months Ended 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 12/31/21 12/31/20 Property and Casualty Insurance Underwriting profit $ 279 $ 168 $ 152 $ 134 $ 163 $ 733 $ 406 Net investment income 196 165 143 159 1 22 663 404 Other expense 10 (4) (7) (5) (11) (6) (34) Property and Casualty Insurance operating earnings 485 329 288 288 2 74 1,390 776 Real estate entities and other acquired from Annuity - - 22 28 9 50 19 Interest expense of parent holding companies (23) (24) (23) (24) (24) (94) (88) Other expense (24) (21) (35) (34) (32) (114) (98) Pretax core operating earnings 438 284 252 258 2 27 1,232 609 Income tax expense 87 53 47 52 5 2 239 128 Core net operating earnings 351 231 205 206 1 75 993 481 Non-core items, net of tax: Realized gains (losses) on securities 4 (12) 34 61 9 7 87 (59) Special A&E charges: Property and Casualty Insurance run-off operations - - - - - - (37) Former Railroad and Manufacturing operations - - - - - - (17) Neon exited lines - - 3 - (3) 3 (39) Other non-core items - - (2) - (4) (2) (4) Net earnings from continuing operations $ 355 $ 219 $ 240 $ 267 $ 265 $ 1,081 $ 325 Discontinued Annuity operations - - 762 152 4 27 914 407 Net earnings $ 355 $ 219 $ 1,002 $ 419 $ 692 $ 1,995 $ 732 Page 4

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information) Three Months Ended Twelve Months Ended 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 12/31/21 12/31/20 Core net operating earnings $ 351 $ 231 $ 205 $ 206 $ 175 $ 993 $ 4 81 Net earnings from continuing operations $ 355 $ 219 $ 240 $ 267 $ 265 $ 1 ,081 $ 325 Net earnings $ 355 $ 219 $ 1,002 $ 419 $ 692 $ 1 ,995 $ 7 32 Average number of diluted shares - core 85.162 85.171 85.618 86.577 87.156 8 5.628 8 9.202 Average number of diluted shares - net 85.162 85.171 85.618 86.577 87.156 8 5.628 8 9.202 Diluted earnings per share: Core net operating earnings per share $ 4.12 $ 2.71 $ 2.39 $ 2.38 $ 2.01 $ 1 1.59 $ 5 .40 Realized gains (losses) on securities 0.06 (0.15) 0.40 0.70 1.10 1.01 (0.67) Special A&E charges: Property and Casualty Insurance run-off operations - - - - - - (0.42) Former Railroad and Manufacturing operations - - - - - - (0.19) Neon exited lines - - 0.04 - (0.04) 0.04 (0.45) Other non-core items - - (0.02) - (0.04) (0.02) (0.04) Diluted earnings per share, continuing operations $ 4.18 $ 2.56 $ 2.81 $ 3.08 $ 3.03 $ 1 2.62 $ 3.63 Discontinued Annuity operations - - 8.89 1.76 4.90 1 0.68 4.57 Diluted earnings per share $ 4.18 $ 2.56 $ 11.70 $ 4.84 $ 7.93 $ 2 3.30 $ 8.20 Page 5

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 12/31/21 12/31/20 Property and Transportation $ 1 16 $ 4 5 $ 6 2 $ 5 6 $ 74 $ 279 $ 181 Specialty Casualty 1 40 1 10 7 1 5 6 91 377 223 Specialty Financial 2 4 2 6 2 1 2 5 20 96 50 Other Specialty 1 (12) (1) (3) (6) (15) (28) Underwriting profit - Specialty 2 81 1 69 1 53 1 34 179 737 426 Other core charges, included in loss and LAE (2) (1) (1) - (16) (4) (20) Underwriting profit - Core 2 79 1 68 1 52 1 34 163 733 406 Special A&E charges, included in loss and LAE - - - - - - (47) Neon exited lines (a) - - - - (53) - (135) Underwriting profit (loss) - Property and Casualty Insurance $ 2 79 $ 1 68 $ 1 52 $ 1 34 $ 110 $ 733 $ 224 Included in results above: Current accident year COVID-19 related losses $ 2 $ 3 $ 2 $ 9 $ - $ 16 $ 115 Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ 1 $ 1 1 $ (3) $ 12 $ 2 Catastrophe loss 2 5 3 1 1 0 2 0 41 86 128 Total current accident year catastrophe losses $ 2 5 $ 3 1 $ 1 1 $ 3 1 $ 38 $ 98 $ 130 Prior year loss reserve development (favorable) / adverse $ (71) $ (82) $ (67) $ (59) $ (8) $ (279) $ (127) Combined ratio: Property and Transportation 80.5% 93.5% 86.6% 85.6% 85.8% 87.1% 90.4% Specialty Casualty 78.0% 82.0% 87.9% 90.2% 84.0% 84.3% 90.0% Specialty Financial 85.5% 84.2% 86.4% 84.1% 86.8% 85.1% 91.8% Other Specialty 98.0% 122.5% 103.2% 104.6% 116.9% 107.2% 116.1% Combined ratio - Specialty 8 0.7% 8 9.0% 8 7.9% 8 8.5% 86.2% 86.4% 91.3% Other core charges 0.1% 0.0% 0.0% 0.1% 1.2% 0.1% 0.5% Neon exited lines charge 0.0% 0.0% 0.0% 0.0% 4.2% 0.0% 2.7% Special A&E charges 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 1.0% Combined ratio 8 0.8% 8 9.0% 8 7.9% 8 8.6% 91.6% 86.5% 95.5% P&C combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 83.8% 92.3% 92.2% 91.2% 89.1% 89.7% 93.3% Loss and LAE components - property and casualty insurance Current accident year, excluding COVID-19 related and catastrophe losses 59.6% 65.7% 61.5% 59.5% 60.1% 61.7% 61.9% COVID-19 related losses 0.2% 0.1% 0.2% 0.8% 0.0% 0.3% 2.2% Current accident year catastrophe losses 1.8% 2.0% 0.9% 1.7% 3.1% 1.6% 2.5% Prior accident year loss reserve development (5.0%) (5.4%) (5.4%) (5.1%) ( 0.6%) (5.1%) (2.5%) Loss and LAE ratio 5 6.6% 6 2.4% 5 7.2% 5 6.9% 62.6% 58.5% 64.1% (a) In the fourth quarter of 2020, AFG recorded $55 million in non-core losses from Neon’s operations and a $1 million reduction in the estimated tax benefit related to the sale of Neon, partially offset by a $53 million favorable adjustment to the estimated loss on sale recorded in Q3. Page 6

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 12/31/21 12/31/20 Gross written premiums $ 1,737 $ 2,656 $ 1,937 $ 1,616 $ 1,707 $ 7,946 $ 6,995 Ceded reinsurance premiums (467) (927) (568) (411) (491) (2,373) (2,003) Net written premiums 1,270 1,729 1,369 1,205 1,216 5,573 4,992 Change in unearned premiums 182 (200) (119) (32) 83 (169) (93) Net earned premiums 1,452 1,529 1,250 1,173 1,299 5,404 4,899 Loss and LAE 820 953 713 667 762 3,153 2,986 Underwriting expense 351 407 384 372 358 1,514 1,487 Underwriting profit $ 281 $ 169 $ 153 $ 134 $ 179 $ 737 $ 426 Included in results above: Current accident year COVID-19 related losses $ 2 $ 3 $ 2 $ 9 $ - $ 16 $ 95 Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ 1 $ 11 $ (3) $ 12 $ 2 Catastrophe loss 25 31 10 20 20 86 91 Total current accident year catastrophe losses $ 25 $ 31 $ 11 $ 31 $ 17 $ 98 $ 93 Prior year loss reserve development (favorable) / adverse $ (73) $ (83) $ (68) $ (59) $ (32) $ (283) $ (213) Combined ratio: Loss and LAE ratio 5 6.5% 6 2.4% 5 7.2% 56.8% 58.6% 58.4% 60.9% Underwriting expense ratio 24.2% 26.6% 3 0.7% 3 1.7% 27.6% 28.0% 30.4% Combined ratio 8 0.7% 89.0% 8 7.9% 8 8.5% 86.2% 86.4% 91.3% Specialty combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 83.7% 9 2.3% 9 2.2% 9 1.2% 87.1% 89.7% 91.9% Loss and LAE components: Current accident year, excluding COVID-19 related and catastrophe losses 59.5% 65.7% 61.5% 59.5% 59.5% 61.7% 61.5% COVID-19 related losses 0.2% 0.1% 0.2% 0.8% 0.0% 0.3% 1.9% Current accident year catastrophe losses 1.8% 2.0% 0.9% 1.7% 1.5% 1.6% 1.9% Prior accident year loss reserve development (5.0%) (5.4%) (5.4%) (5.2%) (2.4%) (5.2%) (4.4%) Loss and LAE ratio 5 6.5% 6 2.4% 5 7.2% 5 6.8% 58.6% 58.4% 60.9% Page 7

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 12/31/21 12/31/20 Gross written premiums $ 558 $ 1,334 $ 851 $ 520 $ 647 $ 3,263 $ 2,813 Ceded reinsurance premiums (141) (561) (287) (117) (207) (1,106) (926) Net written premiums 417 773 564 403 440 2,157 1,887 Change in unearned premiums 180 (73) (111) (9) 81 (13) (16) Net earned premiums 597 700 453 394 521 2,144 1,871 Loss and LAE 394 516 263 221 329 1,394 1,208 Underwriting expense 87 139 128 117 118 4 71 4 82 Underwriting profit $ 116 $ 45 $ 62 $ 56 $ 74 $ 279 $ 1 81 Included in results above: Current accident year COVID-19 related losses $ - $ - $ - $ - $ - $ - $ 7 Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ 1 $ 8 $ - $ 9 $ - Catastrophe loss 15 14 6 14 6 4 9 47 Total current accident year catastrophe losses $ 15 $ 14 $ 7 $ 22 $ 6 $ 5 8 $ 4 7 Prior year loss reserve development (favorable) / adverse $ (2) $ (18) $ (40) $ (43) $ (29) $ (103) $ (107) Combined ratio: Loss and LAE ratio 66.0% 73.7% 58.2% 56.0% 63.3% 6 5.1% 6 4.6% Underwriting expense ratio 14.5% 19.8% 28.4% 29.6% 22.5% 2 2.0% 2 5.8% Combined ratio 80.5% 93.5% 86.6% 85.6% 85.8% 8 7.1% 9 0.4% Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 78.4% 94.0% 94.0% 93.0% 90.0% 8 9.6% 9 3.2% Loss and LAE components: Current accident year, excluding COVID-19 related and catastrophe losses 63.9% 74.2% 65.6% 63.4% 67.5% 6 7.6% 6 7.4% COVID-19 related losses 0.0% 0.0% 0.0% 0.1% 0.2% 0 .0% 0 .4% Current accident year catastrophe losses 2.5% 2.0% 1.4% 3.6% 1.2% 2 .3% 2 .5% Prior accident year loss reserve development (0.4%) (2.5%) (8.8%) (11.1%) (5.6%) (4.8%) (5.7%) Loss and LAE ratio 66.0% 73.7% 58.2% 56.0% 63.3% 6 5.1% 6 4.6% Page 8

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 12/31/21 12/31/20 Gross written premiums $ 968 $ 1,121 $ 897 $ 904 $ 865 $ 3,890 $ 3,444 Ceded reinsurance premiums (340) (389) (305) (316) (300) (1,350) (1,140) Net written premiums 628 732 592 588 565 2,540 2,304 Change in unearned premiums 8 (119) (4) (17) 7 (132) (69) Net earned premiums 636 613 588 571 572 2,408 2,235 Loss and LAE 340 335 363 361 337 1,399 1,396 Underwriting expense 156 168 154 154 144 632 616 Underwriting profit $ 140 $ 110 $ 71 $ 56 $ 91 $ 377 $ 223 Included in results above: Current accident year COVID-19 related losses 1 1 - 7 2 $ 9 $ 60 Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ - $ 1 $ (3) $ 1 $ 2 Catastrophe loss 3 3 2 1 5 9 14 Total current accident year catastrophe losses $ 3 $ 3 $ 2 $ 2 $ 2 $ 10 $ 16 Prior year loss reserve development (favorable) / adverse $ (55) $ (56) $ (20) $ (9) $ (6) $ (140) $ (97) Combined ratio: Loss and LAE ratio 53.5% 54.6% 61.9% 63.1% 59.0% 58.1% 62.5% Underwriting expense ratio 24.5% 27.4% 26.0% 27.1% 2 5.0% 26.2% 27.5% Combined ratio 78.0% 82.0% 87.9% 90.2% 84.0% 84.3% 90.0% Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 85.8% 90.6% 90.9% 90.4% 8 4.0% 89.4% 91.0% Loss and LAE components: Current accident year, excluding COVID-19 related and catastrophe losses 61.3% 63.2% 64.9% 63.3% 5 9.0% 63.2% 63.5% COVID-19 related losses 0.2% 0.1% 0.1% 1.2% 0 .3% 0.4% 2.7% Current accident year catastrophe losses 0.6% 0.4% 0.3% 0.3% 0 .8% 0.4% 0.6% Prior accident year loss reserve development (8.6%) (9.1%) (3.4%) (1.7%) (1.1%) ( 5.9%) ( 4.3%) Loss and LAE ratio 53.5% 54.6% 61.9% 63.1% 59.0% 58.1% 62.5% Page 9

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions) Three Months Ended Twelve Months Ended 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 12/31/21 12/31/20 Gross written premiums $ 2 11 $ 2 01 $ 1 89 $ 1 92 $ 195 $ 793 $ 738 Ceded reinsurance premiums (38) (36) (30) (31) (32) (135) (134) Net written premiums 1 73 1 65 1 59 1 61 163 658 604 Change in unearned premiums (8) (2) (2) (4) (5) (16) 9 Net earned premiums 1 65 1 63 1 57 1 57 158 642 613 Loss and LAE 5 2 5 6 5 2 5 3 56 213 242 Underwriting expense 8 9 8 1 8 4 7 9 82 333 321 Underwriting profit $ 2 4 $ 2 6 $ 2 1 $ 2 5 $ 20 $ 96 $ 50 Included in results above: Current accident year COVID-19 related losses $ 1 $ 2 $ 2 $ 2 $ (3) $ 7 $ 26 Current accident year catastrophe losses: Catastrophe reinstatement premium $ - $ - $ - $ 2 $ - $ 2 $ - Catastrophe loss 6 1 4 2 4 7 26 26 Total current accident year catastrophe losses $ 6 $ 1 4 $ 2 $ 6 $ 7 $ 28 $ 26 Prior year loss reserve development (favorable) / adverse $ (13) $ (18) $ (12) $ (8) $ (6) $ (51) $ (28) Combined ratio: Loss and LAE ratio 31.7% 34.2% 33.0% 33.8% 3 5.6% 33.2% 39.5% Underwriting expense ratio 53.8% 50.0% 53.4% 50.3% 5 1.2% 5 1.9% 5 2.3% Combined ratio 85.5% 84.2% 86.4% 84.1% 8 6.8% 85.1% 9 1.8% Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development 89.3% 86.3% 90.6% 85.9% 8 7.7% 8 8.0% 8 7.7% Loss and LAE components: Current accident year, excluding COVID-19 related and catastrophe losses 35.5% 36.3% 37.2% 35.6% 3 6.5% 36.1% 35.4% COVID-19 related losses 0.7% 0.9% 1.3% 1.5% (1.8%) 1.1% 4.3% Current accident year catastrophe losses 3.7% 8.2% 1.8% 2.1% 4 .5% 4.0% 4.3% Prior accident year loss reserve development (8.2%) (11.2%) (7.3%) (5.4%) (3.6%) (8.0%) (4.5%) Loss and LAE ratio 31.7% 34.2% 33.0% 33.8% 3 5.6% 33.2% 39.5% Page 10

American Financial Group, Inc.
Other Specialty - Underwriting Results (GAAP)
($ in millions)

	Three Months Ended					Twelve Months Ended	
	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20	12/31/21	12/31/20
Gross written premiums	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Ceded reinsurance premiums	52	59	54	53	48	218	197
Net written premiums	52	59	54	53	48	218	197
Change in unearned premiums	2	(6)	(2)	(2)	-	(8)	(17)
Net earned premiums	54	53	52	51	48	210	180
Loss and LAE	34	46	35	32	40	147	140
Underwriting expense	19	19	18	22	14	78	68
Underwriting profit (loss)	**$ 1**	**$ (12)**	**$ (1)**	**$ (3)**	**$ (6)**	**$ (15)**	**$ (28)**
Included in results above:							
Current accident year COVID-19 related losses	$ -	$ -	$ -	$ -	$ 1	$ -	$ 2
Current accident year catastrophe losses:							
Catastrophe reinstatement premium	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Catastrophe loss	1	-	-	1	2	2	4
Total current accident year catastrophe losses	$ 1	$ -	$ -	$ 1	$ 2	$ 2	$ 4
Prior year loss reserve development (favorable) / adverse	$ (3)	$ 9	$ 4	$ 1	$ 9	$ 11	$ 19
Combined ratio:							
Loss and LAE ratio	61.7%	87.8%	67.5%	62.3%	80.2%	70.0%	77.6%
Underwriting expense ratio	36.3%	34.7%	35.7%	42.3%	36.7%	37.2%	38.5%
Combined ratio	**98.0%**	**122.5%**	**103.2%**	**104.6%**	**116.9%**	**107.2%**	**116.1%**
Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	100.4%	105.4%	96.7%	100.2%	92.5%	100.8%	103.1%

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American Financial Group, Inc. Discontinued Annuity Operations ($ in millions) Three Months Ended (a) Twelve Months Ended 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 12/31/21 12/31/20 Pretax Annuity historically reported as core operating (a) $ - $ - $ 129 $ 166 $ 129 $ 295 $ 359 Impact of fair vaule, reinsurance accounting & unlocking - - (55) 22 (48) (33) (188) Realized gains (losses) of Annuity subs - - 3 1 81 470 112 3 65 Run-off life and long-term care - - - - (2) - (8) Pretax earnings of businesses sold to Mass Mutual $ - $ - $ 105 $ 269 $ 549 $ 374 $ 528 Less amounts included in continuing operations - - (22) (28) (9) (50) (19) Pretax results from discontinued operations, excluding the gain on sale of discontinued operations $ - $ - $ 83 $ 241 $ 540 $ 324 $ 509 Taxes - - (18) (48) (113) (66) (102) Net earnings from discontinued operations, excluding the gain on sale of discontinued operations $ - $ - $ 65 $ 193 $ 427 $ 258 $ 407 Gain on sale of annuity business - - 697 (41) - 6 56 - Net earnings (loss) from discontinued operations $ - $ - $ 762 $ 152 $ 427 $ 914 $ 407 (a) AFG completed the sale of its Annuity businesses on May 28, 2021. The amounts for three months ended 6/30/21 and twelve months ended 12/31/21 only include earnings through the sale date. Page 12

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions) Prelim (*) 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 9/30/20 Assets: Total cash and investments $ 15,745 $ 16,387 $ 16,125 $ 13,900 $ 13,494 $ 13,685 Recoverables from reinsurers 3,519 3,523 3,330 3,231 3 ,288 3,324 Prepaid reinsurance premiums 834 1,028 865 755 7 68 862 Agents' balances and premiums receivable 1,265 1,492 1,423 1,209 1 ,229 1,382 Deferred policy acquisition costs 267 262 258 244 2 44 269 Assets of managed investment entities 5,296 5,130 5,086 5,102 4 ,971 4,717 Other receivables 857 1,097 682 576 6 78 854 Assets of discontinued annuity operations - - - 48,139 47,885 46,947 Other assets 922 847 835 865 9 77 1,018 Goodwill 234 176 176 176 1 76 176 Total assets $ 28,939 $ 29,942 $ 28,780 $ 74,197 $ 73,710 $ 73,234 Liabilities and Equity: Unpaid losses and loss adjustment expenses $ 11,074 $ 10,991 $ 10,498 $ 10,384 $ 10,392 $ 10,754 Unearned premiums 3,041 3,415 3,054 2,821 2 ,803 3,015 Payable to reinsurers 920 1,146 829 753 8 07 977 Liabilities of managed investment entities 5,220 5,034 5,029 5,045 4 ,914 4,666 Long-term debt 1,964 1,964 1,963 1,963 1 ,963 2,108 Other liabilities 1,708 2,152 1,806 1,653 1 ,584 1,650 Liabilities of discontinued annuity operations - - - 44,893 44,458 43,724 Total liabilities $ 23,927 $ 24,702 $ 23,179 $ 67,512 $ 66,921 $ 66,894 Shareholders' equity: Common stock $ 85 $ 85 $ 85 $ 85 $ 8 6 $ 87 Capital surplus 1,330 1,315 1,303 1,279 1 ,281 1,283 Retained earnings 3,478 3,680 4,023 4,354 4 ,149 3,737 Unrealized gains - fixed maturities 136 178 205 963 1 ,255 1,212 Unrealized gains (losses) - fixed maturity-related cash flow hedges - - - 27 4 1 41 Other comprehensive income, net of tax (17) (18) (15) (23) (23) (20) Total shareholders' equity 5,012 5,240 5,601 6,685 6 ,789 6,340 Total liabilities and equity $ 28,939 $ 29,942 $ 28,780 $ 74,197 $ 73,710 $ 73,234 (*) Preliminary - reflects preliminary purchase price allocation for subsidiary acquired in December 2021. Page 13

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information) 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 9/30/20 Shareholders' equity $ 5,012 $ 5,240 $ 5,601 $ 6,685 $ 6,789 $ 6 ,340 Unrealized (gains) related to fixed maturities (136) (178) (205) (990) (1,296) (1,253) Adjusted shareholders' equity 4,876 5,062 5,396 5,695 5,493 5 ,087 Goodwill from continuing and discontinued operations (c) (234) (176) (176) (207) (207) (207) Intangibles (c) (130) (29) (30) (31) (34) (34) $ 4,512 $ 4,857 $ 5,190 $ 5,457 $ 5,252 $ 4 ,846 Tangible adjusted shareholders' equity (c) Common shares outstanding 84.921 84.795 84.714 85.126 86.345 8 7.267 Book value per share: Book value per share $ 59.02 $ 61.80 $ 66.12 $ 78.53 $ 78.62 $ 7 2.65 Adjusted (a) 57.42 59.70 63.70 66.89 63.61 5 8.29 Tangible, adjusted (b) (c) 53.12 57.28 61.27 64.10 60.82 5 5.53 Market capitalization AFG's closing common share price $ 137.32 $ 125.83 $ 124.72 $ 114.10 $ 87.62 $ 6 6.98 Market capitalization $ 11,661 $ 10,670 $ 10,566 $ 9,713 $ 7,566 $ 5 ,845 Price / Adjusted book value ratio 2.39 2.11 1.96 1.71 1.38 1.15 (a) Excludes unrealized gains related to fixed maturity investments. (b) Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles. (c) Reflects preliminary purchase price allocation for subsidiary acquired in December 2021. Page 14

American Financial Group, Inc. Capitalization ($ in millions) 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 9/30/20 AFG senior obligations $ 1,318 $ 1,318 $ 1,318 $ 1,318 $ 1,318 $ 1 ,318 - - - - - - Borrowings drawn under credit facility Debt excluding subordinated debt $ 1,318 $ 1,318 $ 1,318 $ 1,318 $ 1,318 $ 1,318 AFG subordinated debentures 675 675 675 675 675 8 25 Total principal amount of long-term debt $ 1,993 $ 1,993 $ 1,993 $ 1,993 $ 1,993 $ 2 ,143 Shareholders' equity 5,012 5,240 5,601 6,685 6,789 6 ,340 Noncontrolling interests (including redeemable NCI) - - - - - - Less: (136) (178) (205) (990) (1,296) (1,253) Unrealized (gains) related to fixed maturity investments Total adjusted capital $ 6,869 $ 7,055 $ 7,389 $ 7,688 $ 7,486 $ 7 ,230 Ratio of debt to total adjusted capital: Including subordinated debt 29.0% 28.2% 27.0% 25.9% 26.6% 2 9.6% Excluding subordinated debt 19.2% 18.7% 17.8% 17.1% 17.6% 1 8.2% Page 15

American Financial Group, Inc. Additional Supplemental Information ($ in millions) Three Months Ended Twelve Months Ended 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 12/31/21 12/31/20 Property and Casualty Insurance $ 758 $ 678 $ 667 $ 674 $ 758 $ 2,777 $ 2,756 Paid Losses (GAAP) 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 9/30/20 GAAP Equity (excluding AOCI) Property and Casualty Insurance $ 5,235 $ 4,934 $ 4,779 $ 4,571 $ 4,458 $ 4,154 Annuity - - - 3,012 2,893 2,659 (342) 1 46 632 (1,865) (1,835) (1,706) Parent and other subsidiaries $ 4,893 $ 5,080 $ 5,411 $ 5,718 $ 5,516 $ 5,107 AFG GAAP Equity (excluding AOCI) Allowable dividends without regulatory approval Property and Casualty Insurance $ 843 $ 416 $ 416 $ 416 $ 416 $ 565 - - - 289 2 89 2 87 Annuity and Run-off $ 843 $ 416 $ 416 $ 705 $ 705 $ 852 Total Page 16

American Financial Group, Inc. Total Cash and Investments ($ in millions) Carrying Value - December 31, 2021 Property and % of Casualty Parent & Consolidate Total AFG Investment Insurance Other CLOs Consolidated Portfolio Total cash and investments: Cash and cash equivalents $ 1,529 $ 6 02 $ - $ 2,131 13% Fixed maturities - Available for sale 9,163 1 ,194 - 10,357 66% Fixed maturities - Trading 28 - - 28 0% Equity securities - common stocks 500 8 6 - 586 4% Equity securities - perpetual preferred 456 - - 456 3% Investments accounted for using the equity method 1,517 - - 1,517 10% Mortgage loans 520 - - 520 3% Real estate and other investments 123 1 03 (76) 150 1% Total cash and investments $ 13,836 $ 1 ,985 $ (76) $ 15,745 100% Carrying Value - December 31, 2020 Property and % of Casualty Parent & Consolidate Total AFG Investment Insurance Other CLOs Consolidated Portfolio Total cash and investments: Cash and cash equivalents $ 1,408 $ 2 57 $ - $ 1,665 12% Fixed maturities - Available for sale 9,076 8 - 9,084 67% Fixed maturities - Trading 24 - - 24 0% Equity securities - common stocks 438 7 2 - 510 4% Equity securities - perpetual preferred 379 - - 379 3% Investments accounted for using the equity method 806 4 29 - 1,235 9% Mortgage loans 377 - - 377 3% Real estate and other investments 125 1 51 (56) 220 2% Total cash and investments $ 12,633 $ 9 17 $ (56) $ 13,494 100% Page 17

American Financial Group, Inc. Net Investment Income From Continuing Operations ($ in millions) Three Months Ended Twelve Months Ended 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 12/31/21 12/31/20 Property and Casualty Insurance: Gross Investment Income Fixed maturities - Available for sale $ 6 8 $ 7 0 $ 7 0 $ 7 2 $ 71 $ 2 80 $ 2 99 Fixed maturities - Trading - 1 - - - 1 1 Equity securities - dividends 8 6 6 8 7 2 8 3 3 Equity securities - MTM 1 4 6 5 2 3 8 4 8 1 0 Equity in investees 9 9 7 3 5 1 4 9 27 2 72 5 0 AFG managed CLOs 3 5 7 5 6 2 0 (1) Other investments (a) 8 8 6 4 4 2 6 1 8 Gross investment income 2 00 1 69 1 45 1 61 123 6 75 4 10 Investment expenses (4) (4) (2) (2) (1) (12) (6) Total net investment income $ 1 96 $ 1 65 $ 1 43 $ 1 59 $ 122 $ 6 63 $ 4 04 Average cash and investments (b) $ 13,552 $ 13,194 $ 12,630 $ 12,573 $ 12,135 $ 12,944 $ 11,760 5.79% 5.00% 4.53% 5.06% 4.02% 5.12% 3.44% Average yield (c) AFG consolidated net investment income: Property & Casualty core $ 1 96 $ 1 65 $ 1 43 $ 1 59 $ 122 $ 6 63 $ 4 04 Neon exited lines non-core - - - - - - (5) Equity in Investees (d) - - 2 0 2 9 19 4 9 4 9 Other Investments (d) - - 2 - 1 2 - Parent & other 1 6 9 6 5 11 3 6 1 2 Consolidate CLOs (3) (5) (7) (5) (6) (20) 1 Total net investment income $ 2 09 $ 1 69 $ 1 64 $ 1 88 $ 147 $ 7 30 $ 4 61 (a) Includes income from mortgage loans, real estate, policy loans, short-term investments, and cash equivalents. (b) Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances. (c) Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter. (d) Investment income on real estate-related assets retained by AFG from the sale of the annuity business. Page 18

American Financial Group, Inc. Alternative Investments - Continuing Operations ($ in millions) Three Months Ended Twelve Months Ended 12/31/21 9/30/21 6/30/21 3/31/21 12/31/20 12/31/21 12/31/20 Property and Casualty Insurance: Net Investment Income Equity securities MTM through investment income (a) $ 1 4 $ 6 $ 5 $ 2 3 $ 8 $ 4 8 $ 1 0 Investments accounted for using the equity method (b) 9 9 7 3 5 1 4 9 2 7 2 72 5 0 AFG managed CLOs (eliminated in consolidation) 3 5 7 5 6 2 0 (1) Total Property & Casualty $ 1 16 $ 8 4 $ 6 3 $ 7 7 $ 41 $ 3 40 $ 5 9 Investments Equity securities MTM through investment income (a) $ 2 34 $ 1 95 $ 1 72 $ 1 59 $ 129 $ 2 34 $ 1 29 Investments accounted for using the equity method (b) 1 ,517 1 ,407 1 ,378 8 61 806 1 ,517 8 06 AFG managed CLOs (eliminated in consolidation) 7 6 9 6 5 7 5 7 5 7 7 6 5 7 Total Property & Casualty $ 1,827 $ 1 ,698 $ 1 ,607 $ 1,077 $ 992 $ 1,827 $ 9 92 Annualized Return - Property & Casualty 2 6.3% 2 0.3% 2 2.9% 2 9.8% 17.0% 25.3% 6.6% Continuing Operations: Net Investment Income Equity securities MTM through investment income (a) $ 1 4 $ 6 $ 5 $ 2 3 $ 8 $ 4 8 $ 1 0 Investments accounted for using the equity method (b)(c) 9 9 7 3 7 1 7 8 4 6 3 21 9 9 AFG managed CLOs (eliminated in consolidation) 3 5 7 5 6 2 0 (1) Total Continuing operations $ 1 16 $ 8 4 $ 8 3 $ 1 06 $ 6 0 $ 3 89 $ 1 08 Investments Equity securities MTM through investment income (a) $ 2 34 $ 1 95 $ 1 72 $ 1 59 $ 129 $ 2 34 $ 1 29 Investments accounted for using the equity method (b) 1 ,517 1 ,407 1 ,378 1 ,324 1,235 1 ,517 1 ,235 AFG managed CLOs (eliminated in consolidation) 7 6 9 6 5 7 5 7 5 7 7 6 5 7 Total Continuing operations $ 1 ,827 $ 1 ,698 $ 1 ,607 $ 1 ,540 $ 1,421 $ 1 ,827 $ 1 ,421 Annualized Return - Continuing operations 2 6.3% 2 0.3% 2 1.1% 2 8.6% 17.3% 24.0% 8.4% (a) AFG carries the small portion of its equity securities previously classified as trading and investments in limited partnerships and similar investments that aren't accounted for using the equity method at fair value through net investment income. (b) The majority of AFG's investments accounted for using the equity method mark their underlying assets to market through net income. (c) Includes investment income on real estate-related partnerships retained by AFG from the sale of the annuity business. Page 19

American Financial Group, Inc.
Fixed Maturities - By Security Type - AFG Consolidated
($ in millions)

December 31, 2021	Book Value (c)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$ 216	$ 216	$ -	2%	1%
States, municipalities and political subdivisions	1,758	1,832	74	18%	12%
Foreign government	273	271	(2)	2%	2%
Residential mortgage-backed securities	915	960	45	9%	6%
Commercial mortgage-backed securities	102	104	2	1%	1%
Collateralized loan obligations	1,642	1,643	1	16%	10%
Other asset-backed securities	2,670	2,676	6	26%	17%
Corporate and other bonds	2,636	2,683	47	26%	17%
Total AFG consolidated	**$ 10,212**	**$ 10,385**	**$ 173**	**100%**	**66%**

Annualized yield on available for sale fixed maturities:

Excluding investment expense (a)	2.84%
Net of investment expense (a)	2.74%
Tax equivalent, net of investment expense (b)	2.86%

Approximate average life and duration:

Approximate average life	3.5 years
Approximate duration	2 years

December 31, 2020	Book Value (c)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$ 192	$ 198	$ 6	2%	1%
States, municipalities and political subdivisions	2,196	2,312	116	25%	17%
Foreign government	193	197	4	2%	1%
Residential mortgage-backed securities	859	915	56	10%	7%
Commercial mortgage-backed securities	89	92	3	1%	1%
Collateralized loan obligations	1,062	1,062	-	12%	8%
Other asset-backed securities	2,033	2,047	14	23%	15%
Corporate and other bonds	2,200	2,285	85	25%	17%
Total AFG consolidated	**$ 8,824**	**$ 9,108**	**$ 284**	**100%**	**67%**

Annualized yield on available for sale fixed maturities:

Excluding investment expense (a)	3.32%
Net of investment expense (a)	3.26%
Tax equivalent, net of investment expense (b)	3.40%

Approximate average life and duration:

Approximate average life	4 years
Approximate duration	3 years

(a) Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b) Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.
(c) Book Value is amortized cost, net of allowance for expected credit losses.

Page 20

Appendix A
American Financial Group, Inc.
Fixed Maturities by Credit Rating & NAIC Designation by Type
12/31/2021
($ in millions)

By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
	Fair Value by Type									
Investment grade										
AAA	$ 216	$ 745	$ 260	$ 654	$ 73	$ 1,428	$ 1,330	$ 50	$ 4,756	46%
AA	-	1,010	-	7	15	149	420	179	1,780	17%
A	-	60	-	19	1	56	416	675	1,227	12%
BBB	-	9	1	4	12	9	274	1,062	1,371	13%
Subtotal - Investment grade	216	1,824	261	684	101	1,642	2,440	1,966	9,134	88%
BB	-	-	-	11	3	-	4	144	162	2%
B	-	-	-	14	-	-	9	14	37	0%
CCC, CC, C	-	-	-	138	-	-	-	7	145	1%
D	-	-	-	19	-	-	-	-	19	0%
Subtotal - Non-Investment grade	-	-	-	182	3	-	13	165	363	3%
Not Rated (b)	-	8	10	94	-	1	223	552	888	9%
Total	**$ 216**	**$ 1,832**	**$ 271**	**$ 960**	**$ 104**	**$ 1,643**	**$ 2,676**	**$ 2,683**	**$ 10,385**	**100%**

NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
	Fair Value by type									
1	$ 216	$ 1,822	$ 246	$ 892	$ 101	$ 1,172	$ 1,935	$ 1,157	$ 7,541	83%
2	-	9	-	3	-	9	274	1,082	1,377	15%
Subtotal	216	1,831	246	895	101	1,181	2,209	2,239	8,918	98%
3	-	-	-	3	3	-	4	146	156	2%
4	-	-	-	1	-	-	9	20	30	0%
5	-	-	-	8	-	1	2	29	40	0%
6	-	-	-	1	-	-	-	-	1	0%
Subtotal	-	-	-	13	3	1	15	195	227	2%
Total insurance companies	**$ 216**	**$ 1,831**	**$ 246**	**$ 908**	**$ 104**	**$ 1,182**	**$ 2,224**	**$ 2,434**	**$ 9,145**	**100%**
Total non-insurance (c)	-	1	25	52	-	461	452	249	1,240	
Total	**$ 216**	**$ 1,832**	**$ 271**	**$ 960**	**$ 104**	**$ 1,643**	**$ 2,676**	**$ 2,683**	**$ 10,385**	

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For ABS, 87% are NAIC 1 and 12% are held by non-insurance companies.
For Corp/Oth, 47% are NAIC 1, 4% NAIC 2 and 44% are held by non-insurance companies.
For Total, 61% are NAIC 1, 3% NAIC 2 and 31% are held by non-insurance companies.
(c) 75% are investment grade rated.

Page 21

Appendix B
American Financial Group, Inc.
Fixed Maturities by Credit Rating & NAIC Designation by Type
12/31/2020
($ in millions)

	Fair Value by Type									
By Credit Rating (a)	**US Gov**	**Munis**	**Frgn Gov**	**RMBS**	**CMBS**	**CLOs**	**ABS**	**Corp/Oth**	**Total**	**% Total**
Investment grade										
AAA	$ 198	$ 922	$ 179	$ 492	$ 62	$ 801	$ 889	$ 41	$ 3,584	39%
AA	-	1,271	-	20	8	179	407	163	2,048	22%
A	-	97	-	31	1	72	330	620	1,151	13%
BBB	-	9	2	10	14	9	208	887	1,139	13%
Subtotal - Investment grade	198	2,299	181	553	85	1,061	1,834	1,711	7,922	87%
BB	-	-	-	10	6	-	2	95	113	1%
B	-	-	-	24	-	-	10	30	64	1%
CCC, CC, C	-	-	-	170	1	-	-	13	184	2%
D	-	-	-	38	-	-	-	-	38	0%
Subtotal - Non-Investment grade	-	-	-	242	7	-	12	138	399	4%
Not Rated (b)	-	13	16	120	-	1	201	436	787	9%
Total	**$ 198**	**$ 2,312**	**$ 197**	**$ 915**	**$ 92**	**$ 1,062**	**$ 2,047**	**$ 2,285**	**$ 9,108**	**100%**

	Fair Value by type									
NAIC designation	**US Gov**	**Munis**	**Frgn gov**	**RMBS**	**CMBS**	**CLOs**	**ABS**	**Corp/Oth**	**Total**	**% Total**
1	$ 198	$ 2,302	$ 176	$ 883	$ 83	$ 1,051	$ 1,823	$ 1,203	$ 7,719	85%
2	-	9	-	2	2	9	208	907	1,137	12%
Subtotal	198	2,311	176	885	85	1,060	2,031	2,110	8,856	97%
3	-	-	-	7	7	-	2	95	111	1%
4	-	-	-	2	-	-	10	49	61	1%
5	-	-	-	10	-	1	2	28	41	1%
6	-	-	-	2	-	-	-	1	3	0%
Subtotal	-	-	-	21	7	1	14	173	216	3%
No designation (c)	-	1	21	9	-	1	2	2	36	0%
Total	**$ 198**	**$ 2,312**	**$ 197**	**$ 915**	**$ 92**	**$ 1,062**	**$ 2,047**	**$ 2,285**	**$ 9,108**	**100%**

(a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b) For ABS, 98% are NAIC 1.
For Corp/Oth, 87% are NAIC 1, 4% NAIC 2, 2% NAIC 3, 4% NAIC 4, 3% NAIC 5.
For Total, 90% are NAIC 1, 2% NAIC 2, 2% NAIC 3, 2% NAIC 4, 3% NAIC 5.
(c) Primarily relates to securities held by non-insurance companies.

Page 22

Appendix C American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2021 ($ in millions) Fair Value By Industry Other Asset Capital Financials Managers Banking Technology Insurance Autos Consumer REITs Energy Healthcare Communications Goods Other Total % Total Credit Rating (a) Investment Grade AAA $ - $ - $ - $ 1 6 $ - $ - $ 9 $ - $ - $ 1 0 $ 1 3 $ - $ 2 $ 5 0 2% AA 1 3 - 2 7 4 7 3 5 - 1 7 - 3 5 2 - - 3 1 79 7% A 1 04 3 7 9 0 2 6 1 16 5 5 4 4 5 7 2 1 2 2 2 3 4 6 3 4 6 75 25% BBB 1 02 3 19 2 04 7 5 1 7 8 8 2 2 6 3 3 0 3 9 3 2 1 2 5 9 1,062 39% Subtotal 2 19 3 56 3 21 1 64 1 68 1 43 9 2 1 20 8 6 7 3 6 8 5 8 9 8 1 ,966 73% BB 4 5 - 3 5 3 1 1 4 4 - 9 9 - 2 2 2 1 44 5% B - - - 3 - 4 5 - - 2 - - - 1 4 1% CCC, CC, C - - - - - - 2 - - - - - 5 7 0% D - - - - - - - - - - - - - - 0% Subtotal 4 5 - 3 8 3 1 5 5 1 - 9 1 1 - 2 2 7 1 65 6% Not Rated (b) 4 83 1 0 - - 1 0 - 1 5 6 - 6 - 2 2 0 5 52 21% Total $ 7 06 $ 3 71 $ 3 21 $ 2 02 $ 1 81 $ 1 58 $ 1 58 $ 1 26 $ 9 5 $ 9 0 $ 6 8 $ 6 2 $ 1 45 $ 2,683 100% Fair Value By Industry Other Asset Capital NAIC designation Financials Managers Banking Technology Insurance Autos Consumer REITs Energy Healthcare Communications Goods Other Total % Total 1 $ 356 $ 3 7 $ 118 $ 8 8 $ 151 $ 5 5 $ 7 3 $ 5 7 $ 5 6 $ 3 5 $ 3 6 $ 4 6 $ 4 9 $ 1,157 48% 2 1 03 3 29 2 03 7 5 1 7 8 8 2 7 6 3 3 0 3 9 3 2 1 4 6 2 1,082 44% Subtotal 4 59 3 66 3 21 1 63 1 68 1 43 1 00 1 20 86 7 4 6 8 6 0 1 11 2 ,239 92% 3 4 5 - 3 3 3 1 1 4 4 6 9 8 - 2 2 1 1 46 6% 4 4 - - 3 1 4 5 - - 3 - - - 2 0 1% 5 3 - - 3 - - 9 - - 5 - - 9 2 9 1% 6 - - - - - - - - - - - - - - 0% Subtotal 1 1 5 - 3 9 4 1 5 5 8 6 9 1 6 - 2 3 0 1 95 8% Total insurance companies $ 4 70 $ 3 71 $ 3 21 $ 2 02 $ 1 72 $ 1 58 $ 1 58 $ 1 26 $ 9 5 $ 9 0 $ 6 8 $ 6 2 $ 1 41 $ 2,434 100% Total non-insurance 2 36 - - - 9 - - - - - - - 4 2 49 Total $ 7 06 $ 3 71 $ 3 21 $ 2 02 $ 1 81 $ 1 58 $ 1 58 $ 1 26 $ 9 5 $ 9 0 $ 6 8 $ 6 2 $ 1 45 $ 2,683 (a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest. (b) For Other Financials, 50% are NAIC 1 and 49% are held by non-insurance companies. For the Total, 47% are NAIC 1, 4% NAIC 2, and 44% are held by non-insurance companies. Page 23

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2020 ($ in millions) Fair Value By Industry Other Asset Capital Financials Banking Managers Technology Insurance Autos Consumer Energy Healthcare REITs Goods Communications Other Total % Total Credit Rating (a) Investment Grade AAA $ - $ - $ - $ 1 6 $ - $ - $ - $ - $ 1 0 $ - $ - $ 13 $ 2 $ 4 1 2% AA 1 2 2 8 8 23 3 5 - 5 37 1 2 - - - 3 1 63 7% A 3 9 1 21 5 3 2 4 9 6 2 8 5 0 2 5 2 2 3 6 6 3 26 3 7 6 20 27% BBB 6 5 1 90 1 47 8 1 2 1 1 19 3 6 3 3 4 5 2 3 1 3 37 7 7 8 87 39% Subtotal 1 16 3 39 2 08 1 44 1 52 1 47 9 1 9 5 8 9 5 9 7 6 76 1 19 1 ,711 75% BB 9 - - 1 6 6 1 1 2 1 1 3 4 - 4 1 1 0 9 5 4% B - - - 2 - - 3 3 3 1 5 - - 4 3 0 1% CCC, CC, C - - - 2 - - 2 - 1 - - - 8 1 3 1% D - - - - - - - - - - - - - - 0% Subtotal 9 - - 2 0 6 1 1 2 6 1 6 8 1 5 4 1 2 2 1 38 6% Not Rated (b) 3 85 - - 3 8 - 7 - - 1 3 2 - 1 8 4 36 19% Total $ 5 10 $ 3 39 $ 2 08 $ 1 67 $ 1 66 $ 1 58 $ 1 24 $ 1 11 $ 9 7 $ 8 7 $ 8 2 $ 77 $ 1 59 $ 2,285 100% Fair Value By Industry Other Asset Capital NAIC designation Financials Banking Managers Technology Insurance Autos Consumer Energy Healthcare REITs Goods Communications Other Total % Total 1 $ 432 $ 149 $ 6 2 $ 6 3 $ 131 $ 2 8 $ 5 5 $ 6 2 $ 4 5 $ 3 5 $ 6 3 $ 39 $ 3 9 $ 1,203 53% 2 6 9 1 90 1 46 8 1 2 2 1 19 3 6 3 3 4 5 2 4 1 4 3 7 9 1 9 07 40% Subtotal 5 01 3 39 2 08 1 44 1 53 1 47 91 9 5 9 0 5 9 7 7 76 1 30 2 ,110 93% 3 9 - - 1 4 4 1 1 2 0 1 3 3 5 4 1 1 1 9 5 4% 4 - - - 2 8 - 5 3 4 2 3 - - 4 4 9 2% 5 - - - 6 1 - 8 - - - 1 - 1 2 2 8 1% 6 - - - 1 - - - - - - - - - 1 0% Subtotal 9 - - 2 3 1 3 1 1 3 3 1 6 7 2 8 5 1 2 7 1 73 7% No designation (c) - - - - - - - - - - - - 2 2 0% Total $ 5 10 $ 3 39 $ 2 08 $ 1 67 $ 1 66 $ 1 58 $ 1 24 $ 1 11 $ 9 7 $ 8 7 $ 8 2 $ 77 $ 1 59 $ 2,285 100% (a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest. (b) For Other Financials, 99% are NAIC 1. For the Total, 87% are NAIC 1, 4% NAIC 2, 2% NAIC 3, 4% NAIC 4, 3% NAIC 5. (c) Primarily relates to securities held by non-insurance companies. Page 24

Appendix E American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2021 ($ in millions) Fair Value By Collateral Type Single Triple Mortgage Commercial Secured Whole Family Net Consumer Servicer Credit Rating (a) Real Estate Financing (c) Auto Business TruPS Rental Railcar Lease Aircraft Loans Receivables Other Total % Total Investment Grade AAA $ 690 $ 25 $ 181 $ - $ - $ 128 $ - $ 89 $ - $ 33 $ 39 $ 145 $ 1,330 50% AA 8 67 20 40 1 67 23 - 25 9 46 - 15 4 20 16% A - 4 4 7 4 2 0 - 1 32 1 1 5 4 3 5 - 1 09 4 16 16% BBB - 1 - 1 59 - - - - 4 2 - 6 2 1 0 2 74 10% Subtotal 6 98 1 37 2 08 2 03 1 87 1 51 1 32 1 25 1 05 1 14 1 01 2 79 2,440 92% BB - 1 - - - - - - 3 - - - 4 0% B - 1 - - - - - - 8 - - - 9 0% CCC, CC, C - - - - - - - - - - - - - 0% D - - - - - - - - - - - - - 0% Subtotal - 2 - - - - - - 1 1 - - - 1 3 0% Not Rated (b) - 1 57 - - - - - - 3 - - 6 3 2 23 8% Total $ 698 $ 2 96 $ 2 08 $ 2 03 $ 1 87 $ 1 51 $ 1 32 $ 125 $ 119 $ 1 14 $ 1 01 $ 3 42 $ 2,676 100% Fair Value By Collateral Type Single Triple Mortgage Commercial Secured Whole Family Net Consumer Servicer Real Estate Financing (c) Auto Business TruPS Rental Railcar Lease Aircraft Loans Receivables Other Total % Total NAIC designation 1 $ 504 $ 267 $ 49 $ 44 $ 187 $ 151 $ 132 $ 125 $ 63 $ 106 $ 39 $ 268 $ 1,935 87% 2 - 1 - 159 - - - - 4 2 - 62 10 2 74 12% Subtotal 5 04 2 68 49 2 03 1 87 1 51 1 32 1 25 1 05 1 06 1 01 2 78 2,209 99% 3 - 1 - - - - - - 3 - - - 4 0% 4 - 1 - - - - - - 8 - - - 9 1% 5 - - - - - - - - 2 - - - 2 0% 6 - - - - - - - - - - - - - 0% Subtotal - 2 - - - - - - 1 3 - - - 1 5 1% Total insurance companies $ 504 $ 270 $ 4 9 $ 203 $ 1 87 $ 151 $ 132 $ 125 $ 1 18 $ 1 06 $ 1 01 $ 2 78 $ 2,224 100% Total non-insurance 1 94 2 6 1 59 - - - - - 1 8 - 6 4 4 52 Total $ 698 $ 2 96 $ 2 08 $ 2 03 $ 1 87 $ 1 51 $ 132 $ 125 $ 119 $ 1 14 $ 1 01 $ 342 $ 2,676 (a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest. (b) 87% of not rated securities are NAIC 1 and 12% are held by non-insurance companies. (c) Secured Financings are privately placed funding agreements secured by assets including Bank Loans, Single Family Rental properties, and other Commercial Loans and Leases. Page 25

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2020 ($ in millions) Fair Value By Collateral Type Single Triple Mortgage Commercial Secured Family Whole Consumer Net Servicer Real Estate Financing (c) TruPS Rental Business Railcar Loans Lease Aircraft Receivables Auto Other Total % Total Credit Rating (a) Investment Grade AAA $ 4 27 $ - $ - $ 151 $ - $ - $ 53 $ 74 $ - $ 39 $ 29 $ 116 $ 889 43% AA 6 6 1 1 73 4 6 41 - 3 3 11 - - 2 0 16 4 07 20% A - 13 36 5 4 140 22 17 38 - 3 52 330 16% BBB - - - - 134 - - - 30 40 - 4 208 10% Subtotal 433 74 209 202 179 140 108 102 68 79 52 188 1,834 89% BB - - - - - - - - 2 - - - 2 0% B - 2 - - - - - - 7 - - 1 10 1% CCC, CC, C - - - - - - - - - - - - - 0% D - - - - - - - - - - - - - 0% Subtotal - 2 - - - - - - 9 - - 1 12 1% Not Rated (b) - 167 - - - - - - 3 - - 31 201 10% Total $ 433 $ 243 $ 209 $ 202 $ 179 $ 140 $ 108 $ 102 $ 80 $ 79 $ 52 $ 220 $ 2,047 100% Fair Value By Collateral Type Single Triple Mortgage Commercial Secured Family Whole Consumer Net Servicer NAIC designation Real Estate Financing (c) TruPS Rental Business Railcar Loans Lease Aircraft Receivables Auto Other Total % Total 1 $ 4 33 $ 241 $ 209 $ 201 $ 46 $ 140 $ 108 $ 102 $ 37 $ 40 $ 52 $ 214 $ 1,823 89% 2 - 1 - - 133 - - - 3 1 3 9 - 4 2 08 10% Subtotal 4 33 242 209 201 179 140 108 102 6 8 79 52 2 18 2,031 99% 3 - - - - - - - - 2 - - - 2 0% 4 - 1 - - - - - - 7 - - 2 10 1% 5 - - - - - - - - 2 - - - 2 0% 6 - - - - - - - - - - - - - 0% Subtotal - 1 - - - - - - 11 - - 2 14 1% No designation (d) - - - 1 - - - - 1 - - - 2 0% Total $ 433 $ 243 $ 209 $ 202 $ 179 $ 140 $ 108 $ 102 $ 80 $ 79 $ 52 $ 220 $ 2,047 100% (a) If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest. (b) 98% of not rated securities are NAIC 1. (c) Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, Bank Trust Preferreds, Commercial and Residential Mortgages. (d) Primarily relates to securities held by non-insurance companies. Page 26

Appendix G American Financial Group, Inc. Real Estate-Related Investments 12/31/2021 ($ in millions) Investments accounted for using equity method (Real Estate Funds/Investments) (a) % of Investment Type Book Value Book Value Occupancy (b) Collection Rate (c) Multi-family $ 1,000 88% 96% 98% Fund Investments 43 4% - - Student Housing 30 3% 94% 98% QOZ Fund - Development 19 2% - - Land Development 15 1% - - Office 15 1% 81% 100% Hospitality 8 1% - - Total $ 1,130 100% Real Estate % of Property Type Book Value Book Value Debt Resort & Marina $ 53 42% $ - Marina 38 31% - Hotel 21 17% - Office Building 11 8% - Land 2 2% - Total $ 125 100% $ - Mortgage Loans % of Loan To Property Type Book Value Book Value Value (d) Multifamily 316 61% 67% Hospitality 146 28% 54% Office 58 11% 73% Retail - 0% - Total $ 520 100% 64% Currently, no loans are receiving interest deferral through forbearance agreements. (a) Total investments accounted for using the equity method is $1.5 billion, the amounts presented in this table only relate to real estate funds/investments. (b) Occupancy as of 12/31/21 (c) Collections for October - December (d) Based on most recent property appraisals, the vast majority of which are prior to March 2020. Page 27

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2020 ($ in millions) Investments accounted for using equity method (Real Estate Funds/Investments) (a) % of Investment Type Book Value Book Value Occupancy (b) Collection Rate (c) Multi-family $ 7 93 87% 96% 98% Fund Investments 38 4% - - Student Housing 28 3% 94% 98% Land - Development 17 2% - - QOZ Fund - Development 16 2% - - Office 15 1% 90% 100% Hospitality 8 1% - - Total $ 9 15 100% Real Estate % of Property Type Book Value Book Value Debt Marina $ 6 3 39% $ - Resort & Marina 56 34% - Hotel 23 14% - Office Building 17 10% - Land 4 3% - Total $ 1 63 100% $ - Mortgage Loans % of Loan To Property Type Book Value Book Value Value Hospitality 160 42% 56% Multi-family 138 37% 68% Office 73 19% 72% Retail 6 2% 57% Total $ 3 77 100% 64% Currently, no loans are receiving interest deferral through forbearance agreements. (a) Total investments accounted for using the equity method is $1.2 billion, the amounts presented in this table only relate to real estate funds/investments. (b) Occupancy as of 12/31/20 (c) Collections for October - December (d) Based on most recent property appraisals, the vast majority of which are prior to March 2020. Page 28